Exhibit 24
POWER OF ATTORNEY

The undersigned, a director of Oxford Industries, Inc. (the “Company”), does hereby constitute and appoint each of Suraj A. Palakshappa, Jonathan O. Leptich, Mary Margaret Heaton and Caroline Wood, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities a registration statement on Form S-8, or such other form as such attorneys-in-fact, or any of them, may deem necessary or desirable, relating to the Oxford Industries, Inc. Long Term Incentive Plan, as Amended and Restated (the “Registration Statement”), or any amendment (including post-effective amendments) or supplement thereto and any other instruments or documents filed as a part of or in connection therewith, and causing such Registration Statement, with all exhibits thereto, and any such amendment or supplement or other instrument or document, to be filed with the U.S. Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended. In addition, each such attorney-in-fact shall have full power and authority to do and perform any and all acts on my behalf which may be necessary or desirable to complete, execute and timely file such Registration Statement with the U.S. Securities and Exchange Commission and any stock exchange or similar authority, and I hereby ratify and confirm all that said attorneys-in-fact, or any of them, may lawfully do or cause to be done by virtue hereof.

/s/ Helen Ballard
Helen Ballard

Date: June 10, 2025

Exhibit 24
POWER OF ATTORNEY

The undersigned, a director of Oxford Industries, Inc. (the “Company”), does hereby constitute and appoint each of Suraj A. Palakshappa, Jonathan O. Leptich, Mary Margaret Heaton and Caroline Wood, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities a registration statement on Form S-8, or such other form as such attorneys-in-fact, or any of them, may deem necessary or desirable, relating to the Oxford Industries, Inc. Long Term Incentive Plan, as Amended and Restated (the “Registration Statement”), or any amendment (including post-effective amendments) or supplement thereto and any other instruments or documents filed as a part of or in connection therewith, and causing such Registration Statement, with all exhibits thereto, and any such amendment or supplement or other instrument or document, to be filed with the U.S. Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended. In addition, each such attorney-in-fact shall have full power and authority to do and perform any and all acts on my behalf which may be necessary or desirable to complete, execute and timely file such Registration Statement with the U.S. Securities and Exchange Commission and any stock exchange or similar authority, and I hereby ratify and confirm all that said attorneys-in-fact, or any of them, may lawfully do or cause to be done by virtue hereof.

/s/ Virginia A. Hepner
Virginia A. Hepner

Date: March 24, 2025

Exhibit 24
POWER OF ATTORNEY

The undersigned, a director of Oxford Industries, Inc. (the “Company”), does hereby constitute and appoint each of Suraj A. Palakshappa, Jonathan O. Leptich, Mary Margaret Heaton and Caroline Wood, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities a registration statement on Form S-8, or such other form as such attorneys-in-fact, or any of them, may deem necessary or desirable, relating to the Oxford Industries, Inc. Long Term Incentive Plan, as Amended and Restated (the “Registration Statement”), or any amendment (including post-effective amendments) or supplement thereto and any other instruments or documents filed as a part of or in connection therewith, and causing such Registration Statement, with all exhibits thereto, and any such amendment or supplement or other instrument or document, to be filed with the U.S. Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended. In addition, each such attorney-in-fact shall have full power and authority to do and perform any and all acts on my behalf which may be necessary or desirable to complete, execute and timely file such Registration Statement with the U.S. Securities and Exchange Commission and any stock exchange or similar authority, and I hereby ratify and confirm all that said attorneys-in-fact, or any of them, may lawfully do or cause to be done by virtue hereof.

/s/ John R. Holder
John R. Holder

Date: March 24, 2025

Exhibit 24
POWER OF ATTORNEY

The undersigned, a director of Oxford Industries, Inc. (the “Company”), does hereby constitute and appoint each of Suraj A. Palakshappa, Jonathan O. Leptich, Mary Margaret Heaton and Caroline Wood, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities a registration statement on Form S-8, or such other form as such attorneys-in-fact, or any of them, may deem necessary or desirable, relating to the Oxford Industries, Inc. Long Term Incentive Plan, as Amended and Restated (the “Registration Statement”), or any amendment (including post-effective amendments) or supplement thereto and any other instruments or documents filed as a part of or in connection therewith, and causing such Registration Statement, with all exhibits thereto, and any such amendment or supplement or other instrument or document, to be filed with the U.S. Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended. In addition, each such attorney-in-fact shall have full power and authority to do and perform any and all acts on my behalf which may be necessary or desirable to complete, execute and timely file such Registration Statement with the U.S. Securities and Exchange Commission and any stock exchange or similar authority, and I hereby ratify and confirm all that said attorneys-in-fact, or any of them, may lawfully do or cause to be done by virtue hereof.

/s/ Stephen S. Lanier
Stephen S. Lanier

Date: March 24, 2025

Exhibit 24
POWER OF ATTORNEY

The undersigned, a director of Oxford Industries, Inc. (the “Company”), does hereby constitute and appoint each of Suraj A. Palakshappa, Jonathan O. Leptich, Mary Margaret Heaton and Caroline Wood, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities a registration statement on Form S-8, or such other form as such attorneys-in-fact, or any of them, may deem necessary or desirable, relating to the Oxford Industries, Inc. Long Term Incentive Plan, as Amended and Restated (the “Registration Statement”), or any amendment (including post-effective amendments) or supplement thereto and any other instruments or documents filed as a part of or in connection therewith, and causing such Registration Statement, with all exhibits thereto, and any such amendment or supplement or other instrument or document, to be filed with the U.S. Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended. In addition, each such attorney-in-fact shall have full power and authority to do and perform any and all acts on my behalf which may be necessary or desirable to complete, execute and timely file such Registration Statement with the U.S. Securities and Exchange Commission and any stock exchange or similar authority, and I hereby ratify and confirm all that said attorneys-in-fact, or any of them, may lawfully do or cause to be done by virtue hereof.

/s/ Dennis M. Love
Dennis M. Love

Date: March 24, 2025

Exhibit 24
POWER OF ATTORNEY

The undersigned, a director of Oxford Industries, Inc. (the “Company”), does hereby constitute and appoint each of Suraj A. Palakshappa, Jonathan O. Leptich, Mary Margaret Heaton and Caroline Wood, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities a registration statement on Form S-8, or such other form as such attorneys-in-fact, or any of them, may deem necessary or desirable, relating to the Oxford Industries, Inc. Long Term Incentive Plan, as Amended and Restated (the “Registration Statement”), or any amendment (including post-effective amendments) or supplement thereto and any other instruments or documents filed as a part of or in connection therewith, and causing such Registration Statement, with all exhibits thereto, and any such amendment or supplement or other instrument or document, to be filed with the U.S. Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended. In addition, each such attorney-in-fact shall have full power and authority to do and perform any and all acts on my behalf which may be necessary or desirable to complete, execute and timely file such Registration Statement with the U.S. Securities and Exchange Commission and any stock exchange or similar authority, and I hereby ratify and confirm all that said attorneys-in-fact, or any of them, may lawfully do or cause to be done by virtue hereof.

/s/ Milford W. McGuirt
Milford W. McGuirt

Date: March 24, 2025

Exhibit 24
POWER OF ATTORNEY

The undersigned, a director of Oxford Industries, Inc. (the “Company”), does hereby constitute and appoint each of Suraj A. Palakshappa, Jonathan O. Leptich, Mary Margaret Heaton and Caroline Wood, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities a registration statement on Form S-8, or such other form as such attorneys-in-fact, or any of them, may deem necessary or desirable, relating to the Oxford Industries, Inc. Long Term Incentive Plan, as Amended and Restated (the “Registration Statement”), or any amendment (including post-effective amendments) or supplement thereto and any other instruments or documents filed as a part of or in connection therewith, and causing such Registration Statement, with all exhibits thereto, and any such amendment or supplement or other instrument or document, to be filed with the U.S. Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended. In addition, each such attorney-in-fact shall have full power and authority to do and perform any and all acts on my behalf which may be necessary or desirable to complete, execute and timely file such Registration Statement with the U.S. Securities and Exchange Commission and any stock exchange or similar authority, and I hereby ratify and confirm all that said attorneys-in-fact, or any of them, may lawfully do or cause to be done by virtue hereof.

/s/ Clyde C. Tuggle
Clyde C. Tuggle

Date: March 24, 2025

Exhibit 24
POWER OF ATTORNEY

The undersigned, a director of Oxford Industries, Inc. (the “Company”), does hereby constitute and appoint each of Suraj A. Palakshappa, Jonathan O. Leptich, Mary Margaret Heaton and Caroline Wood, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities a registration statement on Form S-8, or such other form as such attorneys-in-fact, or any of them, may deem necessary or desirable, relating to the Oxford Industries, Inc. Long Term Incentive Plan, as Amended and Restated (the “Registration Statement”), or any amendment (including post-effective amendments) or supplement thereto and any other instruments or documents filed as a part of or in connection therewith, and causing such Registration Statement, with all exhibits thereto, and any such amendment or supplement or other instrument or document, to be filed with the U.S. Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended. In addition, each such attorney-in-fact shall have full power and authority to do and perform any and all acts on my behalf which may be necessary or desirable to complete, execute and timely file such Registration Statement with the U.S. Securities and Exchange Commission and any stock exchange or similar authority, and I hereby ratify and confirm all that said attorneys-in-fact, or any of them, may lawfully do or cause to be done by virtue hereof.

/s/ E. Jenner Wood III
E. Jenner Wood III

Date: March 24, 2025

Exhibit 24
POWER OF ATTORNEY

The undersigned, a director of Oxford Industries, Inc. (the “Company”), does hereby constitute and appoint each of Suraj A. Palakshappa, Jonathan O. Leptich, Mary Margaret Heaton and Caroline Wood, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities a registration statement on Form S-8, or such other form as such attorneys-in-fact, or any of them, may deem necessary or desirable, relating to the Oxford Industries, Inc. Long Term Incentive Plan, as Amended and Restated (the “Registration Statement”), or any amendment (including post-effective amendments) or supplement thereto and any other instruments or documents filed as a part of or in connection therewith, and causing such Registration Statement, with all exhibits thereto, and any such amendment or supplement or other instrument or document, to be filed with the U.S. Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended. In addition, each such attorney-in-fact shall have full power and authority to do and perform any and all acts on my behalf which may be necessary or desirable to complete, execute and timely file such Registration Statement with the U.S. Securities and Exchange Commission and any stock exchange or similar authority, and I hereby ratify and confirm all that said attorneys-in-fact, or any of them, may lawfully do or cause to be done by virtue hereof.

/s/ Carol B. Yancey
Carol B. Yancey

Date: March 24, 2025